SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 3, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   000-21831                    22-3375134
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 (State or other jurisdiction       (Commission               (IRS Employer
         of incorporation)          File Number)             Identification No.)


2 Andrews Drive, West Paterson, NJ                                  07424
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   (973) 256-8181
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          (Former name or former address, if changes since last report)




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ITEM 7.01. Regulation FD Disclosure

            On August 3, 2005, Interactive Systems Worldwide Inc. (the "Company") issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing a $4.0 million private placement of preferred stock and warrants.

            Such information, including the exhibit attached hereto under "Item
9.01. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.

ITEM 9.01. Financial Statements and Exhibits

(c)      Exhibits

99.1     Press release of the Company dated August 3, 2005



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERACTIVE SYSTEMS WORLDWIDE INC
                                            ---------------------------------
                                                        (Registrant)


Date: August 4, 2005                        By: /s/ Bernard Albanese
                                                -------------------------------
                                                Bernard Albanese
                                                President


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                                INDEX TO EXHIBITS

Exhibit Number       Description of Document
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    99.1             Press release of the Company dated August 3, 2005